Equity Offerings and Sale of Series A Preferred Units - Schedule of Equity Offerings (Detail) - USD ($) $ in Thousands	1 Months Ended		6 Months Ended		12 Months Ended
	Nov. 30, 2017	Jan. 31, 2017	Jun. 30, 2018	Jun. 30, 2017	Dec. 31, 2017
Equity [Abstract]
Gross proceeds received	$ 66,936	$ 56,125			$ 123,061
Less: Underwriters' discount	660	925			1,585
Less: Offering expenses	230	300			530
Net proceeds received	$ 66,046	$ 54,900	$ (4)	$ 54,879	$ 120,946